UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22154

Columbia ETF Trust
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1- 612-671-1947

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2012

Columbia ETF Trust

Columbia Concentrated Large Cap Value Strategy Fund

Columbia Growth Equity Strategy Fund

Columbia Large-Cap Growth Equity Strategy Fund

Columbia Intermediate Municipal Bond Strategy Fund

Columbia Core Bond Strategy Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia ETF Trust

President's Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor's 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use. For the latest news, up-to-date fund performance and portfolio information for the funds in the Columbia ETF Trust, please visit us at columbiamanagementetf.com.

Thank you for your continued support of the Columbia ETF Trust. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia ETF Trust

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of the funds carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagementetf.com. The prospectus should be read carefully before investing.

The Columbia ETF Trust is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia ETF Trust

Table of Contents

Columbia Concentrated Large Cap Value Strategy Fund
Performance Overview	2
Manager Discussion of Fund Performance	3
Columbia Growth Equity Strategy Fund
Performance Overview	5
Manager Discussion of Fund Performance	6
Columbia Large-Cap Growth Equity Strategy Fund
Performance Overview	8
Manager Discussion of Fund Performance	9
Columbia Intermediate Municipal Bond Strategy Fund
Performance Overview	11
Manager Discussion of Fund Performance	12
Columbia Core Bond Strategy Fund
Performance Overview	14
Manager Discussion of Fund Performance	15
Understanding Your Fund's Expenses	17
Frequency Distribution of Premiums and Discounts	18
Investment Portfolios	20
Statements of Assets and Liabilities	41
Statements of Operations	42
Statements of Changes in Net Assets	43
Financial Highlights	45
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	58
Federal Income Tax Information	59
Trustees and Officers	60
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Alps Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

Alps Distributors, Inc. is not affiliated with Columbia Management Investment Advisors, LLC.

Fund Custodian

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

Fund Transfer Agent

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

For more information about any of the funds, please visit columbiamanagementetf.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia ETF Trust

Performance Overview

Columbia Concentrated Large Cap Value Strategy Fund

Performance Summary

>  Columbia Concentrated Large Cap Value Strategy Fund (the Fund) returned 15.50% at net asset value and 15.76% at market price for the 12-month period that ended October 31, 2012.

>  The Fund's benchmark, the Russell 1000 Value Index, returned 16.89% for the same time period.

>  The Fund's modest shortfall relative to the benchmark was generally the result of lagging returns from several key long-term holdings.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	One Year	Life
Market Price	05/01/09	15.76	15.59
Net Asset Value	05/01/09	15.50	15.54
Russell 1000 Value Index		16.89	16.87

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a $10,000 Investment (May 1, 2009 – October 31, 2012)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Concentrated Large Cap Value Strategy Fund

For the 12-month period that ended October 31, 2012, the Fund returned 15.50% at net asset value and 15.76% at market price. It lagged the 16.89% gain of the Russell 1000 Value Index. Stock selection resulted in winners in the consumer discretionary and energy sectors. In addition, bank stocks continued to improve, contributing strong gains to the portfolio, which concentrates on approximately 30 to 35 large cap value stocks. Lagging results from several key long-term holdings generally accounted for the Fund's modest shortfall relative to the benchmark.

Markets Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the 12-month period. The pace of U.S. economic growth averaged just over 2.0%, as measured by gross domestic product, an acceptable rate but below average by historical standards. Job growth was uneven but picked up in the final months of the period. Manufacturing activity, the mainstay of the current economic recovery, softened in the early summer, but improved again in the fall, raising hopes that a real expansion could materialize in 2013. A widely-followed measure of consumer confidence from The Conference Board fell in the first half of the period, in response to shifting economic prospects, then moved solidly higher as economic growth, job growth and manufacturing activity firmed in the second half. The housing market emerged as the one bright spot in the U.S. economy. Housing starts and sales showed signs of recovery. Prices moved slightly higher and the inventory of unsold homes declined.

Owning Good Companies that Found Ways to Become Better

Despite a backdrop of economic, political and fiscal uncertainty, the bulk of the Fund's solid gains can be attributed to owning good companies that found ways to become even better. One such company was clothing retailer Gap, in the consumer discretionary sector. Gap was the best-performing stock in the portfolio, as it improved merchandising in its stores and did a better job of managing its balance sheet and inventories. In the energy sector, Williams, ConocoPhillips and Marathon Oil outperformed market expectations by finding ways to improve their results and add to shareholder value by spinning off pieces of their respective businesses to optimize profit growth. In the financials sector, banks continued to improve after five years of working through bad loans and the impact of regulatory legislation. Overall, the industry has built up balance sheets, which should have a favorable impact on dividend payments and share buybacks. In particular, Bank of America, Wells Fargo and U.S. Bancorp contributed strong returns to the Fund for the 12-month period. We established a position in Citigroup, which also contributed to the Fund's gains.

An Off Year for Certain Key Holdings

In the technology sector, Juniper Networks, a networking gear company, had a disappointing year as capital spending among communications carriers, such as AT&T, temporarily constrained capital spending. We continue to believe in Juniper's long-term potential. In the consumer staples sector, Tyson Foods was affected by skyrocketing feed prices, the result of a severe drought during the summer of 2012. We believe that the market has overreacted to this short-term

Portfolio Management:

Neil Eigen

Richard Rosen

Top 10 Holdings (%) (at October 31, 2012)
Wells Fargo & Co.	4.5
U.S. Bancorp	3.8
Union Pacific Corp.	3.6
Anadarko Petroleum Corp.	3.3
Bristol-Myers Squibb Co.	3.3
Philip Morris International Inc.	3.3
Altria Group, Inc.	3.3
Lowe's Cos., Inc.	3.3
Morgan Stanley	3.2
JPMorgan Chase & Co.	3.2

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled "Investment Portfolio." The Fund's holdings are subject to change.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Concentrated Large Cap Value Strategy Fund

phenomenon and that Tyson is well positioned to benefit when prices adjust to the higher input costs. In the health care sector, Humana underperformed in an environment of uncertainty for the sector. However, we believe its Medicare health maintenance organization model is an attractive solution for health care going forward.

Subtle Portfolio Changes

In keeping with our strategy of minimizing trading activity, changes to the portfolio over the 12-month period were limited. We added Citicorp, which sold at a big discount to its book value. We believe the company has the potential to benefit from an improvement in the U.S. economy, in general, and in the housing sector, in particular. We established a position in Andarko, in the energy sector, a company that we believe has a superior oil exploration strategy and a tradition of returning capital to shareholders. In addition, we invested in Freeport-McMoRan Copper & Gold, with the expectation that solid resources and cash flow have the potential to boost the company's performance with an improvement in the economy. To fund these purchases, we sold positions in JCPenney and Sherwin Williams, both of which we believe had reached full value.

Looking Ahead: A Challenging Environment

The U.S. economy continues to face numerous challenges, including gridlock in Congress and an environment of uncertainty. However, we believe that leaders understand what makes the economy grow and that the companies represented in the portfolio have the potential to thrive and prosper in an improving economy.

Sector Allocation (%) (at October 31, 2012)
Financials	27.3
Energy	17.0
Industrials	13.2
Consumer Staples	11.9
Consumer Discretionary	9.2
Health Care	8.9
Materials	7.7
Utilities	2.2
Information Technology	1.8
Short Term Investment	1.2
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012

Columbia ETF Trust

Performance Overview

Columbia Growth Equity Strategy Fund

PERFORMANCE SUMMARY

>  Columbia Growth Equity Strategy Fund (the Fund) returned 13.31% at net asset value and 5.10% at market price for the 12-month period that ended October 31, 2012.

>  The Fund lagged its benchmark, the S&P 500 Index, which returned 15.21% for the same time period.

>  A combination of stock selection and sector weights in the industrials, financials and energy sectors accounted for the Fund's shortfall versus the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	One Year	Life
Market Price	10/02/09	5.10	8.62
Net Asset Value	10/02/09	13.31	11.85
S&P 500 Index		15.21	13.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2012)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Growth Equity Strategy Fund

For the 12-month period that ended October 31, 2012, the Fund returned 13.31% at net asset value and 5.10% at market price. It lagged the S&P 500 Index, which gained 15.21%. A combination of stock selection and sector weights in the industrials, financials and energy sectors accounted for the shortfall versus the benchmark.

Markets Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth averaged just over 2.0% over the past 12 months, as measured by gross domestic product, an acceptable rate but below average by historical standards. Job growth picked up in the final months of the period; however, it was not healthy enough to give a significant boost to economic growth. Manufacturing activity, the mainstay of the current economic recovery, softened in the early summer, but picked up again in the fall, raising hopes that a real expansion could materialize in 2013. A widely followed measure of consumer confidence from The Conference Board fell in the first half of the period, in response to shifting economic prospects, then moved solidly higher as economic growth, job growth and manufacturing activity firmed in the second half. The housing market emerged as the one bright spot in the U.S. economy. Housing starts and sales showed signs of recovery. Prices moved slightly higher and the inventory of unsold homes declined over the 12-month period.

Underperformance in Industrials, Financials and Energy

In the industrials sector, weak global economic activity worried investors and drove prices down on several key portfolio holdings: Dover, KBR and Rockwell Automation, all of which were overweights relative to the benchmark. We sold our position in Dover but added to Rockwell because we continue to believe in the company's long-term prospects. In the financials sector, the Fund was underweight, which hampered performance because the sector outperformed for the period. In the energy sector, the portfolio was hurt by Haliburton and Pioneer Natural Resources, which underperformed as commodity prices came down. Underweights in stronger-performing diversified energy companies also hampered returns.

Consumer Discretionary and Health Care Names Aided Results

The Fund's holdings in the consumer discretionary sector were by far the biggest positive for the period. Comcast and Dish Network benefited from stable, high quality cash flows in an uncertain economic environment. Both companies have high visibility and benefited from good management execution on their plans. What's more, as domestic businesses, neither was exposed to problems in Europe or China. In addition, Amazon and Priceline were also key contributors to Fund performance. Both companies continued to deliver solid results as customers shift buying to online resources.

Health care holdings also bolstered Fund results. In the biotechnology industry, Amgen and Biogen gained ground on positive profit estimate revisions, earnings growth and an improved outlook for their respective product portfolios. Watson Pharmaceuticals benefited returns. On October 31, 2012 Watson completed an acquisition that created the world's third largest generics company, combining

Portfolio Management:

John Wilson, CFA

Peter Deininger, CFA

Colin Moore, AIIMR

Fred Copper, CFA

Top 10 Holdings (%) (at October 31, 2012)
Apple, Inc.	7.0
Google, Inc.	3.9
Home Depot, Inc. (The)	2.6
QUALCOMM, Inc.	2.6
Wal-Mart Stores, Inc.	2.2
Pioneer Natural Resources Co.	2.1
EMC Corp.	2.1
eBay, Inc.	2.0
Express Scripts Holding Co.	2.0
Amgen, Inc.	2.0

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled "Investment Portfolio." The Fund's holdings are subject to change.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Growth Equity Strategy Fund

two growing, successful and profitable companies into a strong global generics player operating in more than 60 countries and serving more than five billion potential consumers in the United States and Canada; in Western, Central and Eastern Europe and in Russia, Southeast Asia and Australia. Despite these gains, we pared the Fund's overweight in health care during the period, taking profits during the course of the year.

Looking Ahead

Even though we see mixed prospects for the global economic environment, we believe that the portfolio's emphasis on companies with strong and stable earnings and cash flow is a good choice in this environment. Going forward, we plan to continue to focus on high quality companies with consistent leadership characteristics and attractive valuations.

Sector Allocation (%) (at October 31, 2012)
Information Technology	27.6
Consumer Discretionary	19.5
Health Care	16.2
Industrials	11.5
Consumer Staples	9.8
Energy	7.5
Financials	3.5
Materials	3.2
Short Term Investment	2.6
Total Investments	101.4
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012

Columbia ETF Trust

Performance Overview

Columbia Large-Cap Growth Equity Strategy Fund

Performance Summary

>  Columbia Large-Cap Growth Equity Strategy Fund (the Fund) returned 4.77% at net asset value and -3.51% at market price for the 12-month period that ended October 31, 2012.

>  The Fund trailed its benchmarks, the Russell 1000 Growth Index and the S&P 500 Index, which returned 13.02% and 15.21%, respectively, for the same time period.

>  Stock selection generally accounted for the Fund's performance shortfall relative to its benchmarks.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	One Year	Life
Market Price	10/02/09	(3.51)	5.89
Net Asset Value	10/02/09	4.77	8.71
Russell 1000 Growth Index		13.02	14.11
S&P 500 Index		15.21	13.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a $10,000 Investment (October 2, 2009 – October 31, 2012)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Large-Cap Growth Equity Strategy Fund

For the 12-month period that ended October 31, 2012, the Fund returned 4.77% at net asset value and -3.51% at market price. It lagged the 13.02% gain of the Russell 1000 Growth Index and the 15.21% gain of the S&P 500 Index. The bulk of the Fund's underperformance was mainly attributable to negative stock selection in the information technology and consumer staples sectors, which outweighed positive results in energy. Overall sector allocation benefited the portfolio, as underweights relative to the benchmarks in the more cyclical areas of energy, industrials and materials aided relative performance. All three sectors lagged the benchmarks on continued concerns about lackluster global growth.

Markets Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth has averaged just over 2.0% over the past 12 months, as measured by gross domestic product, an acceptable rate but below average by historical standards. Job growth picked up in the final months of the period. Manufacturing activity, the mainstay of the current economic recovery, softened in the early summer, but picked up again in the fall, raising hopes that a real expansion could materialize in 2013. A widely followed measure of consumer confidence from The Conference Board fell in the first half of the period, in response to shifting economic prospects, then moved solidly higher as economic growth, job growth and manufacturing activity firmed in the second half. The housing market emerged as the one bright spot in the U.S. economy. Housing starts and sales showed signs of recovery. Prices moved slightly higher and the inventory of unsold homes declined over the 12-month period.

Stock Selection Hampered Results

In information technology, the strategy experienced weakness in the communications equipment industry, as positions in Juniper Networks, a manufacturer of network infrastructure hardware; protocol network solution provider Acme Packet and F5 Networks, a network security performance optimizer, all declined sharply during the period. Despite strong product line-ups, uncertainty regarding large telecom carrier spending and lower visibility that could push business spending out into the future placed downward pressure on all three companies. The Fund sold its positions in Acme Packet and Juniper Networks. The Fund repositioned the proceeds toward the end of the period into Internet and social networking names such as LinkedIn and Facebook on the belief that these firms are uniquely positioned to benefit from increased advertising revenues. As top-line revenue growth for many industries remains highly scarce, we believe that firms will have to compete more through advertising for incremental new dollars.

In consumer staples, the portfolio's relative performance was ultimately held back by a position in Green Mountain Coffee Roasters, as the stock traded down following a disappointing quarter on a number of key metrics. The strategy sold out of the position following a discussion with management.

In the energy sector, the Fund's position in EOG Resources outpaced the benchmark. EOG Resources continues to benefit from its Eagle Ford Shale assets, which resulted in the strongest oil growth in the company's history.

The portfolio had a number of bright spots in health care, as companies continued to benefit from strong product cycles and favorable demographics. In

Portfolio Management:

Thomas Galvin, CFA

Richard Carter

Todd Herget

Colin Moore, AIIMR

Fred Copper, CFA

Top 10 Holdings (%) (at October 31, 2012)
Michael Kors Holdings Ltd.	4.2
Las Vegas Sands Corp.	4.1
Baidu, Inc.	3.9
Amazon.com, Inc.	3.7
Yum! Brands, Inc.	3.6
Salesforce.com, Inc.	3.6
QUALCOMM, Inc.	3.6
Google, Inc.	3.5
Visa, Inc.	3.5
Biogen Idec, Inc.	3.2

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled "Investment Portfolio." The Fund's holdings are subject to change.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Large-Cap Growth Equity Strategy Fund

the pharmaceutical industry, a position in Novo Nordisk delivered strong returns on the continued strength of its synthetic insulin drug Victoza, as global obesity and diabetes remain on the rise. Biogen Idec, a leader in multiple sclerosis treatments, and Alexion Pharmaceuticals, a provider of blood disorder therapies, generated relative outperformance in the biotechnology industry. Shares of Biogen Idec revealed positive clinical data on its BG12 multiple sclerosis treatment, which could launch in 2013. Alexion Pharmaceuticals continued to move higher as the firm increased its outlook on better-than-expected sales of its Soliris treatment.

Looking Ahead

At the end of the period, equities were trading higher than where they began the year. Even so, the economic landscape remains mixed, at best,with a number of key concerns, ranging from heightened unemployment, lackluster global growth and the fiscal cliff of tax increases and spending cuts due to descend at the beginning of 2013. Given this backdrop, we expect heightened volatility to continue. Yet, we remain quite confident in the prospects of our portfolio over the longer term. We believe that the fundamentals and growth prospects of companies represented in the portfolio remain. We cannot say with any certainty if, or to what degree, the equity market rally will continue, but many of the aforementioned risks are already well known. One thing to keep in mind is that there is always a possibility of better news on the horizon, which the market may not be reflecting at this time. We believe that patience will ultimately be rewarded with our high quality, high-growth strategy, as companies represented in the portfolio continue to grow substantially faster than the broad market, have pristine balance sheets with some of the highest credit ratings available and still trade at attractive valuations compared to other asset classes.

Sector Allocation (%) (at October 31, 2012)
Information Technology	33.1
Consumer Discretionary	22.7
Health Care	21.5
Energy	7.7
Industrials	4.7
Consumer Staples	4.1
Financials	2.7
Short Term Investment	3.6
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012

Columbia ETF Trust

Performance Overview

Columbia Intermediate Municipal Bond Strategy Fund

Performance Summary

>  Columbia Intermediate Municipal Bond Strategy Fund (the Fund) returned 7.77% at net asset value and 7.97% at market price for the 12-month period that ended October 31, 2012.

>  The Fund slightly outperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 7.68% for the same time period.

>  A longer-than-index duration and investments in bonds with greater protection against being called back by their issuers helped contribute to the Fund's solid performance.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	One Year	Life
Market Price	01/29/10	7.97	6.39
Net Asset Value	01/29/10	7.77	6.40
Barclays 3-15 Year Blend Municipal Bond Index		7.68	6.16

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2012)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Intermediate Municipal Bond Strategy Fund

For the 12-month period that ended October 31, 2012, the Fund returned 7.77% at net asset value and 7.97% at market value. By comparison, the fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index returned 7.68%. In a good year for municipal bond performance, the Fund's results were helped both by its maturity positioning, which helped capture the benefits of declining interest rates, and by its investments in bonds with longer call protection. The Fund's below-index exposure to securities in the 14- to 17-year maturity range tended to detract from results, as this group produced the best total returns in the intermediate municipal universe.

Strong Demand, Declining Rates Helped Drive Municipal Market

Demand for tax-advantaged municipal bond investments remained strong, with investors pouring new money into the market over the 12-month period. While the supply of new issuance was steady, many of the newer securities in the market carried lower yields and shorter maturities than older bonds as municipal issuers took advantage of falling interest rates to refinance their debt into newer new bonds with lower interest rates. This worked against investors in older, higher-yielding securities that were called back by issuers. Newer investment opportunities offered lower yields.

Municipal revenues, in general, grew over the period, although total revenues remained below the 2008 peak. Most state general obligation bonds maintained their credit ratings, but some were downgraded by major ratings services, mainly because of under-funded pension liabilities. From a quality perspective, lower-rated, higher-yielding municipal bonds outperformed higher-rated counterparts.

Longer Positioning, Call Protection Helped Results

The Fund's duration — a measure of price sensitivity to interest-rate changes — was longer than the index, and this helped results relative to the Barclays Index in a declining interest-rate environment, as longer-maturity bonds tended to gain in price. In an environment in which many issuers called their older, higher-coupon bonds to refinance debt at lower interest rates, the Fund's longer call structure helped limit the risks of stronger-yielding holdings being called away. The Fund's returns also were helped by the reduced exposure to securities with the two highest-quality ratings (AAA and AA1) and greater emphasis on lower-rated AA and A securities, which outperformed. Higher-than-benchmark exposure to essential service electric revenue bonds and hospital bonds also helped performance, as did solid returns from investments in water and sewer bonds. With a relatively small position in securities with maturities in the 14-to-17 year range, we missed out on some of the superior returns generated by this longer part of the intermediate universe. A small overweight relative to the index in transportation bonds was a drag on results.

Looking Ahead

We continue to believe that certain A and BBB rated securities offer higher yields than the highest-rated debt. Nevertheless, opportunities have declined somewhat as the yield advantages of lower-rated securities have tightened, giving investors less of a cushion against the risks of an unanticipated credit ratings downgrade. In this environment, we believe our experienced credit staff, which

Portfolio Management:

Brian McGreevy

Paul Fuchs

Top 10 States (%) (at October 31, 2012)
California	12.3
New York	8.3
Texas	7.9
Washington	6.9
Florida	6.6
Alaska	5.6
New Jersey	5.3
Maryland	5.0
Illinois	4.3
Arizona	3.1

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled "Investment Portfolio." The Fund's holdings are subject to change.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Intermediate Municipal Bond Strategy Fund

can examine the credit-worthiness of each potential investment, becomes an even more important asset.

We expect interest rates to remain low and the yield differences between short-maturity securities and longer-maturity debt should remain wide. In this environment, we think there may be opportunities to reduce exposure to very short-maturity bonds and pick up additional yield by increasing the Fund's duration. In the wake of the November 2012 presidential election, investors must be alert to potential changes in the tax code that could affect municipal bonds. We intend to watch very carefully for any developments.

Quality Ratings (%) (at October 31, 2012)
AAA rating	10.1
AA rating	45.4
A rating	37.0
BBB rating	7.4
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us

Annual Report 2012

Columbia ETF Trust

Performance Overview

Columbia Core Bond Strategy Fund

Performance Summary

>  Columbia Core Bond Strategy Fund returned 5.73% at both net asset value and market price for the 12-month period that ended October 31, 2012.

>  The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.25% for the same time period.

>  Despite the volatility of underlying markets, the Fund maintained fairly consistent performance throughout the period and generated incrementally positive returns from its asset allocation decisions.

Average Annual Total Returns (%) (for period ended October 31, 2012)

	Inception	One Year	Life
Market Price	01/29/10	5.73	7.55
Net Asset Value	01/29/10	5.73	6.72
Barclays U.S. Aggregate Bond Index		5.25	6.26

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagementetf.com for daily and most recent month-end performance updates.

Columbia took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a $10,000 Investment (January 29, 2010 – October 31, 2012)

This chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance

Columbia Core Bond Strategy Fund

For the 12-month period that ended October 31, 2012, the Fund returned 5.73% at both net asset value and market price. That was higher than the 5.25% return of the Fund's benchmark, the Barclays U.S. Aggregate Bond Index. Investments outside the U.S. Treasury market resulted in a modest performance advantage for the Fund.

Markets Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth averaged just over 2.0% over the past 12 months, as measured by gross domestic product, an acceptable rate but below average by historical standards. Job growth picked up in the final months of the period. Manufacturing activity, the mainstay of the current economic recovery, rebounded in the fall after soft results in the early summer, raising hopes that a real expansion could materialize in 2013. A widely followed measure of consumer confidence from The Conference Board fell in the first half of the period, in response to shifting economic prospects, then moved solidly higher as economic growth, job growth and manufacturing activity firmed in the second half. The housing market emerged as the one bright spot in the U.S. economy. Housing starts and sales showed signs of recovery. Prices moved slightly higher and the inventory of unsold homes declined over the 12-month period.

Against this backdrop, the credit markets experienced significant volatility during the 12-month period. Meager yields available from Treasury securities placed conservative investors at a disadvantage. However, the Fund benefited from a decision to overweight a variety of assets that are considered more risky than Treasuries, including corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Non-Treasury Holdings Bolstered Performance

The Fund's corporate bond holdings included industrials and utilities, but performance was especially aided by a decision to overweight the financials sector in late 2011, when the fallout from the European sovereign crisis caused financials to cheapen considerably. The Fund maintained this overweight position and benefited as financials staged a meaningful rebound in 2012. We steadily added to the Fund's positions in structured investments, and by the end of the period CMBS and ABS accounted for almost 10 percent of net assets — well above their combined weights in the benchmark. Both asset classes made positive contributions to Fund performance. Late in the period, the Fund was rewarded for boosting its positions in current-coupon mortgage pools in anticipation of another round of quantitative easing by the Federal Reserve — a central bank tool for keeping interest rates low in an effort to boost economic growth.

The favorable performance of the above sectors was by no means uniform. In addition to the selloff of late 2011, non-Treasury sectors endured a setback during the spring and summer of 2012, when economic headwinds wreaked havoc with the equity markets. Fortunately, the fixed-income markets served as an alternative to equities for many investors, especially large institutional funds, which provided price support. In addition, the Fund was able to hedge its risk exposure somewhat by lengthening the duration of its assets, on the expectation that weak economic growth would drive long-term interest rates lower. (Duration

Portfolio Management:

Orhan Imer, PhD, CFA

Top 10 Holdings (%) (at October 31, 2012)
Federal Home Loan Mortgage Corp. 2.500%, 05/27/16	4.0
Federal National Mortgage Association 4.500%, 08/01/39	2.6
Government National Mortgage Association 4.500%, 11/15/42	2.5
U.S. Treasury Bond 5.250%, 11/15/28	2.5
Federal Home Loan Mortgage Corp. 5.000%, 02/01/40	2.3
Federal Home Loan Mortgage Corp. 3.750%, 03/27/19	2.2
Federal National Mortgage Association 2.375%, 07/28/15	2.0
U.S. Treasury Bond 4.375%, 02/15/38	1.7
Federal National Mortgage Assocation 4.000%, 03/01/41	1.7
U.S. Treasury Bond 4.375%, 05/15/41	1.6

Percentages indicated are based upon net assets. For further detail about these holdings, please refer to the section entitled "Investment Portfolio." The Fund's holdings are subject to change.

Annual Report 2012

Columbia ETF Trust

Manager Discussion of Fund Performance (continued)

Columbia Core Bond Strategy Fund

is a measure of interest rate sensitivity.) Yields did in fact come down during the period, so the move was beneficial to the Fund's return.

Looking Ahead

We have maintained a portfolio duration that is slightly longer than the benchmark, as we hedge the Fund's risk exposure in recognition of the prevailing economic uncertainties. Overseas, the European crisis continues to cast a shadow over a significant portion of the global economy. Domestically, although the economy continues to grow, the recovery has entered a delicate phase and the negotiations over the "fiscal cliff" — the spending cuts and tax increases scheduled to go into effect at the end of the year — have given investors a specific near-term worry. With the November elections behind us, we are hopeful that congressional leaders will soon provide the sort of clarity that the credit markets have been seeking.

Sector Allocation (%) (at October 31, 2012)
U.S. Government & Agency Obligations	42.4
Corporate Bonds	37.6
U.S. Treasury Obligations	10.0
Asset Backed Securities — Non-Agency	4.1
Mortgage Backed Securities	2.2
Municipal Bonds	1.9
Foreign Government Obligations	0.4
Short Term Investment	13.6
Total Investments	112.2
Liabilities in Excess of Other Assets	(12.2)
Net Assets	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012

Columbia ETF Trust

Understanding Your Fund's Expenses

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2012.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 5/1/2012 to 10/31/2012" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2012 ($)		Ending Account Value 10/31/2012 ($)		Expenses Paid for the Period 5/1/2012 to 10/31/2012† ($)		Annualized Expense Ratios for the Period 5/1/2012 to 10/31/2012* (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Concentrated Large Cap Value Strategy Fund	1,000.00	1,000.00	1,018.50	1,020.96	4.21	4.22	0.83
Columbia Growth Equity Strategy Fund	1,000.00	1,000.00	994.50	1,021.22	3.91	3.96	0.78
Columbia Large-Cap Growth Equity Strategy Fund	1,000.00	1,000.00	930.50	1,021.11	3.88	4.06	0.80
Columbia Intermediate Municipal Bond Strategy Fund	1,000.00	1,000.00	1,026.92	1,022.77	2.39	2.39	0.47
Columbia Core Bond Strategy Fund	1,000.00	1,000.00	1,030.30	1,022.82	2.35	2.34	0.46

†Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

*Expense ratios reflect expense caps through the period ended October 31, 2012. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the Financial Highlights due to changes in the expense caps.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Annual Report 2012

Columbia ETF Trust

Frequency Distribution of Premiums and Discounts

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2012.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Concentrated Large Cap Value Strategy Fund
May 1, 2009 - October 31, 2012
0 - 49.9	553	62.70%	316	35.82%
50 - 99.9	3	0.34%	2	0.23%
100 - 199.9	1	0.11%	3	0.34%
> 200	2	0.23%	2	0.23%
Total	559	63.38%	323	36.62%
	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Growth Equity Strategy Fund
October 2, 2009 - October 31, 2012
0 - 49.9	250	32.22%	275	35.44%
50 - 99.9	27	3.48%	86	11.08%
100 - 199.9	2	0.26%	123	15.85%
> 200	7	0.90%	6	0.77%
Total	286	36.86%	490	63.14%

Annual Report 2012

Columbia ETF Trust

Frequency Distribution of Premiums and Discounts (continued)

(Unaudited)

	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Large-Cap Growth Equity Strategy Fund
October 2, 2009 - October 31, 2012
0 - 49.9	307	39.56%	165	21.27%
50 - 99.9	19	2.45%	121	15.59%
100 - 199.9	5	0.64%	139	17.91%
> 200	3	0.39%	17	2.19%
Total	334	43.04%	442	56.96%
	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Intermediate Municipal Bond Strategy Fund
January 29, 2010 - October 31, 2012
0 - 49.9	111	15.97%	381	54.82%
50 - 99.9	10	1.44%	18	2.59%
100 - 199.9	4	0.58%	111	15.97%
> 200	44	6.33%	16	2.30%
Total	169	24.32%	526	75.68%
	Market Price Above or Equal to NAV		Market Price Below NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Columbia Core Bond Strategy Fund
January 29, 2010 - October 31, 2012
0 - 49.9	183	26.33%	233	33.52%
50 - 99.9	85	12.23%	108	15.54%
100 - 199.9	51	7.34%	4	0.58%
> 200	30	4.32%	1	0.14%
Total	349	50.22%	346	49.78%

Annual Report 2012

Columbia ETF Trust

Investment Portfolio

Columbia Concentrated Large Cap Value Strategy Fund

October 31, 2012

Common Stocks 99.2%

Issuer	Shares	Value ($)
Consumer Discretionary 9.2%
Multiline Retail 3.1%
Nordstrom, Inc.	1,700	96,509
Specialty Retail 6.1%
Gap, Inc. (The)	2,476	88,443
Lowe's Cos., Inc.	3,100	100,378
Total Specialty Retail		188,821
Total Consumer Discretionary		285,330
Consumer Staples 11.9%
Food & Staples Retailing 2.5%
Costco Wholesale Corp.	800	78,744
Food Products 2.8%
Tyson Foods, Inc. Class A	5,200	87,412
Tobacco 6.6%
Altria Group, Inc.	3,160	100,488
Philip Morris International, Inc.	1,150	101,844
Total Tobacco		202,332
Total Consumer Staples		368,488
Energy 17.0%
Oil, Gas & Consumable Fuels 17.0%
Anadarko Petroleum Corp.	1,500	103,215
Chevron Corp.	414	45,627
ConocoPhillips	1,150	66,527
Marathon Oil Corp.	2,600	78,156
Marathon Petroleum Corp.	800	43,944
Valero Energy Corp.	3,200	93,120
Williams Cos., Inc. (The)	2,700	94,473
Total Oil, Gas & Consumable Fuels		525,062
Total Energy		525,062
Financials 27.3%
Capital Markets 3.2%
Morgan Stanley	5,647	98,145
Commercial Banks 8.3%
U.S. Bancorp	3,500	116,235
Wells Fargo & Co.	4,111	138,500
Total Commercial Banks		254,735
Diversified Financial Services 8.7%
Bank of America Corp.	8,661	80,720

Common Stocks (continued)

Issuer	Shares	Value ($)
Citigroup, Inc.	2,400	89,736
JPMorgan Chase & Co.	2,350	97,948
Total Diversified Financial Services		268,404
Insurance 7.1%
MetLife, Inc.	1,959	69,525
Prudential Financial, Inc.	1,360	77,588
Unum Group	3,600	73,008
Total Insurance		220,121
Total Financials		841,405
Health Care 8.9%
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	1,450	90,813
Health Care Providers & Services 2.7%
Humana, Inc.	1,100	81,697
Pharmaceuticals 3.3%
Bristol-Myers Squibb Co.	3,100	103,075
Total Health Care		275,585
Industrials 13.2%
Aerospace & Defense 7.6%
General Dynamics Corp.	1,100	74,888
Honeywell International, Inc.	1,350	82,674
United Technologies Corp.	1,000	78,160
Total Aerospace & Defense		235,722
Road & Rail 5.6%
CSX Corp.	3,000	61,410
Union Pacific Corp.	900	110,727
Total Road & Rail		172,137
Total Industrials		407,859
Information Technology 1.8%
Communications Equipment 1.8%
Juniper Networks, Inc.*	3,300	54,681
Total Information Technology		54,681
Materials 7.7%
Chemicals 4.9%
E.I. du Pont de Nemours & Co.	1,500	66,780
Praxair, Inc.	800	84,968
Total Chemicals		151,748

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Concentrated Large Cap Value Strategy Fund

October 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 2.8%
Freeport-McMoRan Copper & Gold, Inc.	2,200	85,536
Total Materials		237,284
Utilities 2.2%
Independent Power Producers & Energy Traders 2.2%
AES Corp. (The)	6,600	68,970
Total Utilities		68,970
Total Common Stocks (Cost $3,042,875)		3,064,664

Short Term Investment 1.2%

Issuer	Shares	Value ($)
Money Market Fund 1.2%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $36,368)	36,368	36,368
Total Investments — 100.4% (Cost $3,079,243)		3,101,032
Liabilities in Excess of Other Assets — (0.4)%		(12,670)
Net Assets — 100.0%		3,088,362

*  Non-income producing security.

†  Represents average annualized seven-day yield as of October 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Concentrated Large Cap Value Strategy Fund

October 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2012:

	Columbia Concentrated Large Cap Value Strategy Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks*	$3,064,664	$—	$—	$3,064,664
Money Market Fund	36,368	—	—	36,368
Total	$3,101,032	$—	$—	$3,101,032

*Please refer to the investment portfolio above to view securities segregated by industry type.

There were no transfers of financial assets between Levels 1 and 2 during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements — Security Valuation.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio

Columbia Growth Equity Strategy Fund

October 31, 2012

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 19.5%
Automobiles 0.9%
Ford Motor Co.	1,221	13,626
Distributors 1.0%
LKQ Corp.*	720	15,041
Hotels, Restaurants & Leisure 3.7%
Las Vegas Sands Corp.	537	24,938
McDonald's Corp.	120	10,416
Starbucks Corp.	331	15,193
Starwood Hotels & Resorts Worldwide, Inc.	104	5,393
Total Hotels, Restaurants & Leisure		55,940
Internet & Catalog Retail 3.2%
Amazon.com, Inc.*	132	30,732
Expedia, Inc.	310	18,336
Total Internet & Catalog Retail		49,068
Media 4.9%
Comcast Corp. Class A	580	21,756
Discovery Communications, Inc. Class A*	190	11,214
DISH Network Corp. Class A	745	26,544
News Corp. Class A	620	14,830
Total Media		74,344
Multiline Retail 1.8%
Macy's, Inc.	489	18,616
Target Corp.	150	9,563
Total Multiline Retail		28,179
Specialty Retail 4.0%
Gap, Inc. (The)	390	13,931
Home Depot, Inc. (The)	658	40,388
Urban Outfitters, Inc.*	205	7,331
Total Specialty Retail		61,650
Total Consumer Discretionary		297,848
Consumer Staples 9.8%
Food & Staples Retailing 4.7%
Costco Wholesale Corp.	103	10,138
CVS Caremark Corp.	620	28,768
Wal-Mart Stores, Inc.	440	33,009
Total Food & Staples Retailing		71,915
Food Products 2.3%
Hershey Co. (The)	230	15,835

Common Stocks (continued)

Issuer	Shares	Value ($)
Kraft Foods Group, Inc.*	156	7,095
Mondelez International, Inc. Class A	470	12,474
Total Food Products		35,404
Personal Products	0.9%
Estee Lauder Cos., Inc. (The) Class A	220	13,556
Tobacco	1.9%
Philip Morris International, Inc.	335	29,668
Total Consumer Staples		150,543
Energy 7.5%
Energy Equipment & Services 4.1%
Ensco PLC Class A	250	14,455
Halliburton Co.	797	25,735
National Oilwell Varco, Inc.	220	16,214
Schlumberger Ltd.	92	6,397
Total Energy Equipment & Services		62,801
Oil, Gas & Consumable Fuels 3.4%
EQT Corp.	118	7,154
Exxon Mobil Corp.	136	12,399
Pioneer Natural Resources Co.	310	32,752
Total Oil, Gas & Consumable Fuels		52,305
Total Energy		115,106
Financials 3.5%
Capital Markets 0.8%
BlackRock, Inc.	33	6,260
Charles Schwab Corp. (The)	409	5,554
Total Capital Markets		11,814
Commercial Banks 1.6%
Fifth Third Bancorp	977	14,196
Wells Fargo & Co.	290	9,770
Total Commercial Banks		23,966
Diversified Financial Services 1.1%
IntercontinentalExchange, Inc.*	131	17,161
Total Financials		52,941
Health Care 16.2%
Biotechnology 5.0%
Amgen, Inc.	360	31,156
Gilead Sciences, Inc.*	410	27,536
Onyx Pharmaceuticals, Inc.*	99	7,758

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Growth Equity Strategy Fund

October 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Vertex Pharmaceuticals, Inc.*	192	9,262
Total Biotechnology		75,712
Health Care Equipment & Supplies 3.7%
Edwards Lifesciences Corp.*	290	25,181
Hologic, Inc.*	630	12,991
Medtronic, Inc.	225	9,355
Zimmer Holdings, Inc.	136	8,732
Total Health Care Equipment & Supplies		56,259
Health Care Providers & Services 2.0%
Express Scripts Holding Co.*	507	31,201
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	280	17,097
Pharmaceuticals 4.4%
Abbott Laboratories	203	13,301
Allergan, Inc.	197	17,714
Johnson & Johnson	190	13,456
Watson Pharmaceuticals, Inc.*	270	23,206
Total Pharmaceuticals		67,677
Total Health Care		247,946
Industrials 11.5%
Aerospace & Defense 1.5%
Honeywell International, Inc.	380	23,271
Air Freight & Logistics 0.5%
FedEx Corp.	84	7,727
Commercial Services & Supplies 1.2%
ADT Corp. (The)*	198	8,219
Tyco International Ltd.	396	10,641
Total Commercial Services & Supplies		18,860
Construction & Engineering 0.8%
KBR, Inc.	425	11,840
Electrical Equipment 1.5%
Cooper Industries PLC	125	9,368
Rockwell Automation, Inc.	195	13,857
Total Electrical Equipment		23,225
Industrial Conglomerates 1.2%
General Electric Co.	880	18,533
Machinery 1.8%
Caterpillar, Inc.	77	6,530

Common Stocks (continued)

Issuer	Shares	Value ($)
Pall Corp.	338	21,280
Total Machinery		27,810
Professional Services 0.7%
Verisk Analytics, Inc. Class A*	190	9,690
Road & Rail 2.3%
J.B. Hunt Transport Services, Inc.	229	13,442
Kansas City Southern	271	21,805
Total Road & Rail		35,247
Total Industrials		176,203
Information Technology 27.6%
Communications Equipment 4.0%
Cisco Systems, Inc.	364	6,239
F5 Networks, Inc.*	176	14,516
QUALCOMM, Inc.	686	40,182
Total Communications Equipment		60,937
Computers & Peripherals 10.0%
Apple, Inc.	181	107,713
EMC Corp.*	1,299	31,722
NCR Corp.*	603	12,832
Total Computers & Peripherals		152,267
Internet Software & Services 6.7%
eBay, Inc.*	649	31,340
Google, Inc. Class A*	88	59,820
LinkedIn Corp. Class A*	110	11,762
Total Internet Software & Services		102,922
IT Services 3.5%
Accenture PLC Class A	205	13,819
Alliance Data Systems Corp.*	101	14,448
International Business Machines Corp.	69	13,423
Teradata Corp.*	180	12,296
Total IT Services		53,986
Semiconductors & Semiconductor Equipment 1.1%
Skyworks Solutions, Inc.*	330	7,722
Xilinx, Inc.	250	8,190
Total Semiconductors & Semiconductor Equipment		15,912
Software 2.3%
Citrix Systems, Inc.*	189	11,682
Microsoft Corp.	375	10,701

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Growth Equity Strategy Fund

October 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Salesforce.com, Inc.*	90	13,138
Total Software		35,521
Total Information Technology		421,545
Materials 3.2%
Chemicals 3.2%
LyondellBasell Industries NV Class A	317	16,924
Monsanto Co.	210	18,075
PPG Industries, Inc.	125	14,635
Total Chemicals		49,634
Total Materials		49,634
Total Common Stocks (Cost $1,327,543)		1,511,766

Short Term Investment 2.6%

Issuer	Shares	Value ($)
Money Market Fund 2.6%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $39,544)	39,544	39,544
Total Investments — 101.4% (Cost $1,367,087)		1,551,310
Liabilities in Excess of Other Asset — (1.4)%		(20,926)
Net Assets — 100.0%		1,530,384

*  Non-income producing security.

†  Represents average annualized seven-day yield as of October 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Growth Equity Strategy Fund

October 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2012:

	Columbia Growth Equity Strategy Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,511,766	$—	$—	$1,511,766
Money Market Fund	39,544	—	—	39,544
Total	$1,551,310	$—	$—	$1,551,310

*Please refer to the investment portfolio above to view securities segregated by industry type.

There were no transfers of financial assets between Levels 1 and 2 during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements — Security Valuation.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio

Columbia Large-Cap Growth Equity Strategy Fund

October 31, 2012

Common Stocks 96.5%

Issuer	Shares	Value ($)
Consumer Discretionary 22.7%
Automobiles 0.3%
Ford Motor Co.	1,975	22,041
Hotels, Restaurants & Leisure 8.8%
Las Vegas Sands Corp.	6,521	302,835
McDonald's Corp.	573	49,736
Starwood Hotels & Resorts Worldwide, Inc.	494	25,614
Yum! Brands, Inc.	3,797	266,208
Total Hotels, Restaurants & Leisure		644,393
Internet & Catalog Retail 6.2%
Amazon.com, Inc.*	1,160	270,071
Priceline.com, Inc.*	322	184,754
Total Internet & Catalog Retail		454,825
Specialty Retail 0.8%
Home Depot, Inc. (The)	910	55,856
Textiles, Apparel & Luxury Goods 6.6%
Lululemon Athletica, Inc.*	2,614	180,392
Michael Kors Holdings Ltd.*	5,586	305,499
Total Textiles, Apparel & Luxury Goods		485,891
Total Consumer Discretionary		1,663,006
Consumer Staples 4.1%
Food & Staples Retailing 0.6%
Costco Wholesale Corp.	490	48,231
Personal Products 2.8%
Estee Lauder Cos., Inc. (The) Class A	3,312	204,085
Tobacco 0.7%
Philip Morris International, Inc.	547	48,442
Total Consumer Staples		300,758
Energy 7.7%
Energy Equipment & Services 3.4%
FMC Technologies, Inc.*	5,287	216,238
Schlumberger Ltd.	438	30,454
Total Energy Equipment & Services		246,692
Oil, Gas & Consumable Fuels 4.3%
EOG Resources, Inc.	1,915	223,079
EQT Corp.	562	34,074

Common Stocks (continued)

Issuer	Shares	Value ($)
Exxon Mobil Corp.	648	59,078
Total Oil, Gas & Consumable Fuels		316,231
Total Energy		562,923
Financials 2.7%
Capital Markets 2.7%
Charles Schwab Corp. (The)	1,944	26,400
Franklin Resources, Inc.	1,360	173,808
Total Capital Markets		200,208
Total Financials		200,208
Health Care 21.5%
Biotechnology 11.4%
Alexion Pharmaceuticals, Inc.*	2,079	187,900
Amgen, Inc.	381	32,974
Biogen Idec, Inc.*	1,722	238,015
Celgene Corp.*	2,670	195,764
Gilead Sciences, Inc.*	2,673	179,519
Total Biotechnology		834,172
Health Care Equipment & Supplies 3.4%
Edwards Lifesciences Corp.*	2,375	206,221
Medtronic, Inc.	1,070	44,491
Total Health Care Equipment & Supplies		250,712
Health Care Providers & Services 0.4%
Express Scripts Holding Co.*	471	28,985
Pharmaceuticals 6.3%
Abbott Laboratories	966	63,292
Allergan, Inc.	2,201	197,914
Novo Nordisk A/S (a)	1,267	203,087
Total Pharmaceuticals		464,293
Total Health Care		1,578,162
Industrials 4.7%
Aerospace & Defense 2.6%
Precision Castparts Corp.	1,109	191,935
Air Freight & Logistics 0.5%
FedEx Corp.	399	36,704
Electrical Equipment 0.6%
Cooper Industries PLC	595	44,589
Machinery 1.0%
Caterpillar, Inc.	367	31,125

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Large-Cap Growth Equity Strategy Fund

October 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Pall Corp.	685	43,128
Total Machinery		74,253
Total Industrials		347,481
Information Technology 33.1%
Communications Equipment 4.4%
Cisco Systems, Inc.	1,734	29,721
F5 Networks, Inc.*	379	31,260
QUALCOMM, Inc.	4,468	261,713
Total Communications Equipment		322,694
Computers & Peripherals 4.4%
Apple, Inc.	166	98,786
EMC Corp.*	9,261	226,154
Total Computers & Peripherals		324,940
Internet Software & Services 12.5%
Baidu, Inc. (a)*	2,693	287,128
Facebook, Inc. Class A*	6,490	137,036
Google, Inc. Class A*	382	259,672
LinkedIn Corp. Class A*	2,190	234,177
Total Internet Software & Services		918,013
IT Services 7.0%
Cognizant Technology Solutions Corp. Class A*	2,842	189,419
International Business Machines Corp.	328	63,806
Visa, Inc. Class A	1,860	258,094
Total IT Services		511,319

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.5%
Xilinx, Inc.	1,191	39,017
Software 4.3%
Microsoft Corp.	1,785	50,935
Salesforce.com, Inc.*	1,795	262,034
Total Software		312,969
Total Information Technology		2,428,952
Total Common Stocks (Cost $6,285,982)		7,081,490

Short Term Investment 3.6%

Money Market Fund 3.6%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $260,344)	260,344	260,344
Total Investments — 100.1% (Cost $6,546,326)		7,341,834
Liabilities in Excess of Other Assets — (0.1)%		(7,916)
Net Assets — 100.0%		7,333,918

*  Non-income producing security.

(a)  American Depositary Receipts.

†  Represents average annualized seven-day yield as of October 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Large-Cap Growth Equity Strategy Fund

October 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2012:

	Columbia Large-Cap Growth Equity Strategy Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks*	$7,081,490	$—	$—	$7,081,490
Money Market Fund	260,344	—	—	260,344
Total	$7,341,834	$—	$—	$7,341,834

*Please refer to the investment portfolio above to view securities segregated by industry type.

There were no transfers of financial assets between Levels 1 and 2 during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements — Security Valuation.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
Municipal Bonds 95.7%
Alaska 5.6%
Alaska Industrial Development & Export Authority Revolving Fund Series A Revenue Bonds 5.000%, 04/01/19	100,000	121,798
Alaska International Airports System Series B Revenue Bonds 5.000%, 10/01/14	100,000	107,957
North Slope Borough of Alaska Series A 5.000%, 06/30/15 100,000 111,622 5.000%, 06/30/17	100,000	118,547
Total Alaska		459,924
Arizona 3.1%
City of Scottsdale 5.000%, 07/01/24	210,000	259,239
California 12.3%
California Health Facilities Financing Authority Revenue Scripps Health Series A Revenue Bonds 5.000%, 11/15/24	200,000	239,510
California State Economic Recovery Series A 5.000%, 07/01/22	100,000	114,723
California State Public Works Board Lease Revenue Department of Correction and Rehabilitation Revenue Bonds 5.000%, 06/01/20	200,000	240,708
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	150,000	178,011
State of California 5.000%, 02/01/27	200,000	234,486
Total California		1,007,438
Colorado 2.8%
Colorado Department of Transportation Series B Revenue Bonds 5.500%, 06/15/15	100,000	113,044
Issuer	Principal Amount ($)	Value ($)
Denver Colorado City & County Airport Revenue System Series A Revenue Bonds 5.000%, 11/15/23	100,000	114,399
Total Colorado		227,443
Connecticut 2.2%
City of New Haven 5.000%, 11/01/18	150,000	177,354
Florida 6.6%
Citizens Property Insurance Corp. Revenue Bonds 5.500%, 06/01/17	150,000	173,179
Orange County School Board Series B 5.000%, 08/01/26	100,000	118,038
Orlando Utilities Commission Utility System Revenue Series B Revenue Bonds 5.000%, 10/01/23	100,000	119,845
South Miami Health Facilities Authority Hospital Revenue Baptist Health South Florida Group Revenue Bonds 5.000%, 08/15/14	125,000	134,515
Total Florida		545,577
Guam 1.4%
Guam Power Authority Revenue Revenue Bonds 5.000%, 10/01/24	100,000	114,640
Hawaii 1.4%
State of Hawaii 5.000%, 11/01/16	100,000	117,219
Illinois 4.3%
City of Chicago Waterworks Revenue Revenue Bonds 5.000%, 11/01/25	200,000	241,734
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A Revenue Bonds 5.500%, 08/15/24	100,000	110,696
Total Illinois		352,430

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
Indiana 2.0%
Indiana Health & Education Facilities Financing Authority Hospital Revenue Clarian Health Obligation Group Series B Revenue Bonds 5.000%, 02/15/16	100,000	113,930
IPS Multi-School Building Corp Indiana First Mortgage Revenue Bonds 5.250%, 01/15/17	50,000	51,764
Total Indiana		165,694
Iowa 1.3%
Iowa Student Loan Liquidity Corp. Series A-1 Revenue Bonds 3.875%, 12/01/16	100,000	107,948
Maryland 5.0%
County of Howard 5.000%, 02/15/21	150,000	177,589
Maryland Health & Higher Educational Facilities Authority Revenue Carroll Hospital Series A Revenue Bonds 5.000%, 07/01/21	200,000	233,394
Total Maryland		410,983
Massachusetts 1.4%
Commonwealth of Massachusetts Development Finance Agency Revenue College Holy Cross Series B Revenue Bonds 4.750%, 09/01/23	100,000	117,264
Michigan 2.9%
Michigan Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds 5.000%, 10/01/24	200,000	235,390
Missouri 2.2%
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Series A Revenue Bonds 5.000%, 01/01/16	165,000	184,805
Issuer	Principal Amount ($)	Value ($)
Nevada 2.0%
County of Clark Highway Improvement Revenue Motor Vehicle Fuel Tax Revenue Bonds 5.000%, 07/01/19	135,000	164,919
New Jersey 5.3%
New Jersey Economic Development Authority Revenue School Facilities Construction Series EE Revenue Bonds 5.000%, 09/01/23	165,000	196,901
New Jersey Transportation Trust Fund Authority Transportation System Series A Revenue Bonds 5.500%, 12/15/15	100,000	114,572
New Jersey Transportation Trust Fund Authority Transportation System Series B Revenue Bonds 5.500%, 12/15/19	100,000	125,889
Total New Jersey		437,362
New Mexico 1.4%
New Mexico Finance Authority Revenue Subordinated Lien Public PJ Revolving Fund Series C Revenue Bonds 5.250%, 06/15/18	100,000	118,679
New York 8.3%
Metropolitan Transportation Authority Revenue Series E Revenue Bonds 5.000%, 11/15/28	100,000	117,985
Metropolitan Transportation Authority Revenue Transportation System Series B Revenue Bonds 5.000%, 11/15/20	175,000	214,064
New York City General Obligation Series C 5.000%, 08/01/15	100,000	112,050
New York State Thruway Authority Series H Revenue Bonds 5.000%, 01/01/22	100,000	117,608

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A Revenue Bonds 5.000%, 03/15/18	100,000	121,126
Total New York		682,833
North Carolina 2.1%
Charlotte, North Carolina Airport Revenue Series B Revenue Bonds 5.000%, 07/01/16	150,000	172,044
Ohio 2.7%
American Municipal Power, Inc. Revenue Praire State Energy Campus PJ Series A Revenue Bonds 5.000%, 02/15/31	200,000	219,316
Oklahoma 1.4%
Oklahoma Municipal Power Authority Supply Systems Revenue Series A Revenue Bonds 5.000%, 01/01/23	100,000	118,105
Oregon 1.8%
City of Salem 5.000%, 06/01/16	125,000	144,444
Texas 7.9%
Dallas/Fort Worth International Airport Series B Revenue Bonds 5.000%, 11/01/28	100,000	115,206
Harris Country, Texas Series C Revenue Bonds 5.000%, 08/15/22	100,000	118,676
Leander Independent School District 5.250%, 08/15/17	100,000	120,789
Lower Colorado River Authority Texas Revenue Revenue Bonds 5.000%, 05/15/22	100,000	117,381
North Texas Tollway Authority Revenue Special Projects System Series A Revenue Bonds 5.000%, 09/01/30	150,000	176,046
Total Texas		648,098
Issuer	Principal Amount ($)	Value ($)
Washington 6.9%
Energy Northwest Washington Electric Revenue Columbia Generating Series A Revenue Bonds 5.000%, 07/01/22	185,000	212,961
Energy Northwest Washington Electric Revenue Columbia Station Series A Revenue Bonds 5.000%, 07/01/22	75,000	92,620
FYI Properties Washington Lease Revenue Washington State District Project Revenue Bonds 5.000%, 06/01/22	100,000	115,932
Port of Seattle Washington Revenue Authority Revenue Bonds 5.500%, 09/01/20	115,000	143,162
Total Washington		564,675
Wisconsin 1.4%
Wisconsin Health & Educational Facilities Authority Revenue Aurora Health Care Inc. Series A Revenue Bonds 5.250%, 04/15/24	100,000	113,774
Total Municipal Bonds (Cost $7,363,074)		7,867,597

Short Term Investment 3.1%

	Shares
Money Market Fund 3.1%
Dreyfus Tax Exempt Cash Management Institutional Fund 0.00%† (Cost $258,946)	258,946	258,946
Total Investments — 98.8% (Cost $7,622,020)		8,126,543
Other Assets in Excess of Liabilities — 1.2%		94,686
Net Assets — 100.0%		8,221,229

†  Represents average annualized seven-day yield as of October 31, 2012.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Intermediate Municipal Bond Strategy Fund

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2012:

	Columbia Intermediate Municipal Bond Strategy Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$7,867,597	$—	$7,867,597
Money Market Fund	258,946	—	—	258,946
Total	$258,946	$7,867,597	$—	$8,126,543

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

*Please refer to the investment portfolio above to view securities segregated by state.

There were no transfers of financial assets between Levels 1 and 2 during the year.

For more information on the valuation of investments, please refer to Note 2 to the financial statements — Security Valuation.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio

Columbia Core Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
U.S. Government & Agency Obligations 42.4%
Federal National Mortgage Association 20.7%
2.375%, 07/28/15	100,000	105,327
3.000%, 11/15/27‡	50,000	52,742
3.500%, 01/25/24	56,863	58,893
3.500%, 11/15/27‡	75,000	79,582
3.500%, 11/15/42‡	75,000	79,887
4.000%, 03/01/26	42,602	45,534
4.000%, 11/15/27‡	25,000	26,704
4.000%, 06/25/37	7,908	8,078
4.000%, 03/01/41	84,899	91,058
4.000%, 11/15/42‡	50,000	53,539
4.500%, 02/01/22	18,716	20,467
4.500%, 11/15/27‡	25,000	26,932
4.500%, 08/01/39	130,324	141,679
4.500%, 03/01/41	82,839	90,300
5.000%, 03/01/24	4,534	4,926
5.000%, 11/15/27‡	25,000	27,149
5.000%, 10/01/39	53,879	58,786
5.500%, 04/01/38	41,503	45,515
6.000%, 09/01/39	45,253	50,277
6.500%, 09/01/38	36,233	40,756
Total Federal National Mortgage Association		1,108,131
Federal Home Loan Mortgage Corp. 10.9%
2.500%, 05/27/16	200,000	213,884
3.500%, 03/15/24	18,360	18,891
3.500%, 09/15/24	11,848	12,260
3.750%, 03/27/19	100,000	116,023
5.000%, 02/01/40	111,765	121,005
5.500%, 05/01/35	55,572	60,770
6.000%, 10/01/38	28,260	31,105
6.500%, 08/01/38	7,943	9,039
Total Federal Home Loan Mortgage Corp.		582,977
Government National Mortgage Association 10.8%
1.852%, 07/16/32	14,796	14,924
1.883%, 04/16/32	30,380	30,807
2.169%, 11/16/37	23,122	23,682
2.210%, 11/16/34	33,451	34,083
2.210%, 12/16/35	47,990	49,035
3.500%, 11/15/42‡	25,000	27,207
4.000%, 11/15/42‡	75,000	82,043
4.500%, 06/16/34	28,579	29,705
4.500%, 11/15/42‡	125,000	135,898
4.549%, 06/16/28	25,000	25,788
5.000%, 02/15/40	29,529	32,538
5.000%, 11/01/42‡	50,000	54,773
5.500%, 11/15/42‡	25,000	27,613
6.000%, 12/15/37	10,962	12,413
Total Government National Mortgage Association		580,509
Total U.S. Government & Agency Obligations (Cost $2,200,726)		2,271,617
Issuer	Principal Amount ($)	Value ($)
Corporate Bonds 37.6%
Aerospace & Defense 0.7%
L-3 Communications Corp. 3.950%, 11/15/16	20,000	21,741
Lockheed Martin Corp. 2.125%, 09/15/16	15,000	15,600
Total Aerospace & Defense		37,341
Banking 6.8%
American Express Credit Corp. 1.223%, 06/24/14‡‡	25,000	25,254
Bank of America Corp. 1.897%, 07/11/14‡‡	10,000	10,124
Bank of America NA 0.669%, 06/15/16‡‡	10,000	9,525
BNP Paribas SA 1.250%, 01/10/14‡‡	15,000	15,026
Citigroup, Inc. 1.790%, 01/13/14‡‡	25,000	25,236
4.500%, 01/14/22	10,000	11,040
6.125%, 11/21/17	40,000	47,446
Deutsche Bank AG 0.975%, 01/18/13‡‡	10,000	10,015
Fifth Third Bancorp 0.799%, 12/20/16‡‡	10,000	9,649
Goldman Sachs Group, Inc. (The) 1.439%, 02/07/14‡‡	20,000	20,075
5.250%, 07/27/21	10,000	11,173
6.000%, 06/15/20	30,000	35,222
HSBC Holdings PLC 5.100%, 04/05/21	10,000	11,791
JPMorgan Chase & Co. 5.150%, 10/01/15	25,000	27,562
6.400%, 05/15/38	10,000	13,360
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	40,000	47,167
Morgan Stanley 4.750%, 04/01/14	15,000	15,561
4.750%, 03/22/17	10,000	10,822
Wells Fargo & Co. 1.250%, 02/13/15	10,000	10,116
Total Banking		366,164
Chemicals 0.8%
Dow Chemical Co. 8.550%, 05/15/19	30,000	40,683
Construction Machinery 0.9%
Caterpillar Financial Services Corp. 5.450%, 04/15/18	30,000	36,321

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Core Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
John Deere Capital Corp. 0.875%, 04/17/15	10,000	10,085
Total Construction Machinery		46,406
Diversified Manufacturing 0.7%
Eaton Corp. 0.719%, 06/16/14‡‡	10,000	10,030
United Technologies Corp. 3.100%, 06/01/22	25,000	26,919
Total Diversified Manufacturing		36,949
Electric 3.2%
Appalachian Power Co. 0.810%, 08/16/13‡‡	15,000	15,019
DTE Energy Co. 1.118%, 06/03/13‡‡	25,000	25,060
Entergy Corp. 3.625%, 09/15/15	10,000	10,555
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,895
Exelon Generation Co. LLC 5.200%, 10/01/19	10,000	11,507
FirstEnergy Solutions Corp. 6.050%, 08/15/21	10,000	11,556
MidAmerican Energy Holdings Co. 5.750%, 04/01/18	14,000	16,864
Sierra Pacific Power Co. 6.000%, 05/15/16	15,000	17,534
Southern California Edison Co. 0.839%, 09/15/14‡‡	20,000	20,129
Southern Power Co. 4.875%, 07/15/15	30,000	33,015
Total Electric		172,134
Environmental 0.6%
Waste Management, Inc. 4.750%, 06/30/20	30,000	34,797
Food and Beverage 0.7%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	30,000	37,284
Campbell Soup Co. 3.800%, 08/02/42	2,000	2,027
Total Food and Beverage		39,311
Foreign Agencies 0.5%
Petrobras International Finance Co. 5.875%, 03/01/18	15,000	17,269
Petroleos Mexicanos 5.500%, 06/27/44	10,000	10,900
Total Foreign Agencies		28,169
Issuer	Principal Amount ($)	Value ($)
Gas Pipelines 1.8%
El Paso Corp. 6.500%, 09/15/20	20,000	22,572
El Paso Pipeline Partners Operating Co. LLC 5.000%, 10/01/21	10,000	11,323
Energy Transfer Partners LP 6.500%, 02/01/42	10,000	12,572
NiSource Finance Corp. 5.250%, 02/15/43	10,000	11,215
5.800%, 02/01/42	15,000	17,951
Transcanada Pipelines Ltd. 3.800%, 10/01/20	10,000	11,282
Transcontinental Gas Pipe Line Co. LLC 4.450%, 08/01/42	10,000	10,484
Total Gas Pipelines		97,399
Health Care 1.5%
Bio-Rad Laboratories, Inc. 4.875%, 12/15/20	30,000	32,111
Boston Scientific Corp. 6.250%, 11/15/15	15,000	16,944
McKesson Corp. 3.250%, 03/01/16	30,000	32,266
Total Health Care		81,321
Healthcare Insurance 0.2%
WellPoint, Inc. 3.300%, 01/15/23	10,000	10,344
Independent Energy 0.9%
Anadarko Petroleum Corp. 6.375%, 09/15/17	20,000	24,245
EnCana Corp. 3.900%, 11/15/21	10,000	10,784
Nexen, Inc. 5.875%, 03/10/35	10,000	12,030
Total Independent Energy		47,059
Integrated Energy 0.4%
BP Capital Markets PLC 1.008%, 03/11/14‡‡	10,000	10,073
Shell International Finance BV 3.100%, 06/28/15	10,000	10,675
Total Integrated Energy		20,748
Life Insurance 1.8%
Hartford Financial Services Group, Inc. 5.375%, 03/15/17	25,000	28,389
MetLife, Inc. 6.400%, 12/15/36	40,000	43,481

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Core Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
Prudential Financial, Inc. 4.500%, 11/16/21	15,000	16,786
6.625%, 06/21/40	5,000	6,542
Total Life Insurance		95,198
Media Cable 0.6%
Comcast Corp. 5.150%, 03/01/20	20,000	24,216
DirecTV Holdings LLC 2.400%, 03/15/17	8,000	8,243
Total Media Cable		32,459
Media Non-Cable 0.3%
Reed Elsevier Capital, Inc. 3.125%, 10/15/22	15,000	15,061
Metals 0.8%
Alcoa, Inc. 6.750%, 07/15/18	5,000	5,772
Arcelormittal 5.750%, 03/01/21	20,000	19,311
Rio Tinto Finance USA PLC 1.125%, 03/20/15	15,000	15,137
Total Metals		40,220
Non-Captive Consumer 0.2%
Discover Financial Services 6.450%, 06/12/17	10,000	11,747
Non-Captive Diversified 1.2%
General Electric Capital Corp. 2.150%, 01/09/15	10,000	10,276
2.300%, 04/27/17	10,000	10,330
4.375%, 09/16/20	40,000	44,759
Total Non-Captive Diversified		65,365
Oil Field Services 0.1%
Weatherford International Ltd. 6.000%, 03/15/18	5,000	5,755
Other Financial Institutions 0.4%
NYSE Euronext 2.000%, 10/05/17	20,000	20,362
Packaging 0.3%
Ball Corp. 7.125%, 09/01/16	15,000	16,125
Pharmaceuticals 1.1%
Johnson & Johnson 0.525%, 05/15/14‡‡	25,000	25,072
Teva Pharmaceutical Finance III LLC 3.000%, 06/15/15	30,000	31,830
Total Pharmaceuticals		56,902
Issuer	Principal Amount ($)	Value ($)
Property & Casualty 1.6%
ACE INA Holdings, Inc. 5.700%, 02/15/17	30,000	35,399
Berkshire Hathaway, Inc. 1.900%, 01/31/17	10,000	10,311
Liberty Mutual Group, Inc. 4.950%, 05/01/22	20,000	21,841
Willis North America, Inc. 7.000%, 09/29/19	15,000	18,157
Total Property & Casualty		85,708
Railroads 1.6%
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	30,000	35,723
Canadian Pacific Railway Co. 6.500%, 05/15/18	10,000	12,131
CSX Corp. 7.375%, 02/01/19	30,000	38,366
Total Railroads		86,220
REITs 0.4%
Boston Properties LP 4.125%, 05/15/21	5,000	5,485
Duke Realty LP 6.750%, 03/15/20	5,000	6,135
Simon Property Group LP 2.150%, 09/15/17	10,000	10,441
Total REITs		22,061
Restaurants 0.2%
McDonald's Corp. 2.625%, 01/15/22	10,000	10,578
Retailers 0.6%
AutoZone, Inc. 5.750%, 01/15/15	30,000	33,133
Supermarkets 0.1%
Safeway, Inc. 4.750%, 12/01/21	3,000	3,138
Supranational 1.0%
European Investment Bank 5.125%, 05/30/17	25,000	29,655
International Finance Corp. 3.000%, 04/22/14	25,000	25,990
Total Supranational		55,645
Technology 3.4%
Cisco Systems, Inc. 4.450%, 01/15/20	30,000	35,373

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Core Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
Hewlett-Packard Co. 0.823%, 05/30/14‡‡	15,000	14,834
3.300%, 12/09/16	10,000	10,194
Intel Corp. 3.300%, 10/01/21	25,000	27,433
Jabil Circuit, Inc. 7.750%, 07/15/16	30,000	34,650
Oracle Corp. 6.500%, 04/15/38	30,000	43,236
Xerox Corp. 1.257%, 05/16/14‡‡	15,000	14,982
Total Technology		180,702
Transportation Services 0.2%
Erac USA Finance LLC 5.625%, 03/15/42	10,000	11,405
Wireless 0.4%
American Tower Corp. 5.050%, 09/01/20	20,000	22,474
Wirelines 1.6%
AT&T, Inc. 1.700%, 06/01/17	10,000	10,314
5.800%, 02/15/19	30,000	37,668
Telecom Italia Capital SA 6.175%, 06/18/14	10,000	10,606
Verizon Communications, Inc. 6.350%, 04/01/19	20,000	25,824
Total Wirelines		84,412
Total Corporate Bonds (Cost $1,858,682)		2,013,495
U.S. Treasury Obligations 10.0%
U.S. Treasury Bond 8.5%
4.375%, 02/15/38	70,000	91,853
4.375%, 05/15/41	65,000	85,800
5.000%, 05/15/37	40,000	57,125
5.250%, 11/15/28	95,000	132,480
5.375%, 02/15/31	30,000	43,238
9.875%, 11/15/15	35,000	44,991
Total U.S. Treasury Bond		455,487
U.S. Treasury Note 1.5%
7.500%, 11/15/24	50,000	80,203
Total U.S. Treasury Obligations (Cost $487,855)		535,690
Asset Backed Securities — Non-Agency 4.1%
Ally Auto Receivables Trust 1.380%, 07/15/14	6,561	6,578
Issuer	Principal Amount ($)	Value ($)
BMW Vehicle Owner Trust 0.760%, 08/25/15	25,000	25,106
Honda Auto Receivables Owner Trust 1.980%, 05/23/16	25,000	25,165
Hyundai Auto Receivables Trust 2.450%, 12/15/16	25,000	25,671
Mercedes-Benz Auto Receivables Trust 2.140%, 08/15/16	25,000	25,350
Nissan Auto Receivables Owner Trust 0.870%, 07/15/14	12,902	12,929
Small Business Administration Participation Certificates 3.920%, 10/01/29	38,304	41,793
Toyota Auto Receivables Owner Trust 0.750%, 02/16/16	12,000	12,057
0.980%, 10/15/14	20,307	20,361
Volkswagen Auto Loan Enhanced Trust 1.980%, 09/20/17	25,000	25,673
Total Asset Backed Securities — Non-Agency (Cost $214,874)		220,683
Mortgage Backed Securities 2.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	25,000	28,731
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39	25,000	28,799
Morgan Stanley Capital I 5.150%, 06/13/41	23,246	23,699
Morgan Stanley Dean Witter Capital I 4.920%, 03/12/35	16,899	16,986
Wachovia Bank Commercial Mortgage Trust 5.294%, 12/15/44‡‡	18,000	20,220
Total Mortgage Backed Securities (Cost $116,342)		118,435
Municipal Bonds 1.9%
California 0.5%
State of California 7.550%, 04/01/39	20,000	27,842
Illinois 1.0%
Metropolitan Water Reclamation District of Greater Chicago 5.720%, 12/01/38	30,000	39,359

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Core Bond Strategy Fund

October 31, 2012

Issuer	Principal Amount ($)	Value ($)
State of Illinois 5.877%, 03/01/19	10,000	11,521
Total Illinois		50,880
Ohio 0.4%
Bowling Green State University Revenue Bonds 5.080%, 06/01/18	20,000	22,756
Total Municipal Bonds (Cost $86,826)		101,478
Foreign Government Obligations 0.4%
Brazilian Government International Bond 0.2% 7.875%, 03/07/15	10,000	11,660
Mexico Government International Bond 0.2% 3.625%, 03/15/22	8,000	8,740
Total Foreign Government Obligations (Cost $20,201)		20,400

Short Term Investment 13.6%

Issuer	Shares	Value ($)
Money Market Fund 13.6%
Dreyfus Treasury Prime Cash Management 0.00%† (Cost $725,801)	725,801	725,801
Total Investments — 112.2% (Cost $5,711,307)		6,007,599
Liabilities in Excess of Other Assets — (12.2)%		(653,919)
Net Assets — 100.0%		5,353,680

‡  Represents a security purchased on a when-issued or delayed delivery basis.

‡‡  Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

†  Represents average annualized seven-day yield as of October 31, 2012.

The accompanying notes are an integral part of this statement.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Annual Report 2012

Columbia ETF Trust

Investment Portfolio (continued)

Columbia Core Bond Strategy Fund

October 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2012:

	Columbia Core Bond Strategy Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$2,271,617	$—	$2,271,617
Corporate Bonds*	—	2,013,495	—	2,013,495
U.S. Treasury Obligations**	535,690	—	—	535,690
Asset-Backed Securities — Non-Agency	—	220,683	—	220,683
Mortgage Backed Securities	—	118,435	—	118,435
Municipal Bonds***	—	101,478	—	101,478
Foreign Government Obligations	—	20,400	—	20,400
Money Market Fund	725,801	—	—	725,801
Total	$1,261,491	$4,746,108	$—	$6,007,599

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

*Please refer to the investment portfolio above to view securities segregated by industry type.

**Financial assets were transferred from Level 2 to Level 1 as a result of management's reassessment of the relevant fair valuation accounting standard and not due to changes in the observable inputs to determine fair value or liquidity of the investment.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$377,973	$—	$—	$377,973

Transfers between Level 2 and Level 1 are determined based on the fair value at the beginning of the period for security positions held throughout the year.

***Please refer to the investment portfolio above to view securities segregated by state.

For more information on the valuation of investments, please refer to Note 2 to the financial statements — Security Valuation.

The accompanying notes are an integral part of this statement.

Annual Report 2012

Columbia ETF Trust

Statements of Assets and Liabilities

October 31, 2012

	Columbia Concentrated Large Cap Value Strategy Fund	Columbia Growth Equity Strategy Fund	Columbia Large-Cap Growth Equity Strategy Fund	Columbia Intermediate Municipal Bond Strategy Fund	Columbia Core Bond Strategy Fund
Assets:
Investments, at cost:	$3,079,243	$1,367,087	$6,546,326	$7,622,020	$5,711,307
Investments, at fair value (Note 2)	$3,101,032	$1,551,310	$7,341,834	$8,126,543	$6,007,599
Receivables:
Dividends and interest receivable	4,611	602	2,351	104,321	38,198
Due from investment manager	2,612	2,665	—	15,747	25,490
Investment securities sold	—	—	13,028	—	—
Prepaid expenses	14,581	16,534	24,996	17,027	16,893
Total Assets	3,122,836	1,571,111	7,382,209	8,263,638	6,088,180
Liabilities:
Payables:
Advisory fees	2,027	1,019	4,955	3,343	2,260
Trustee fees	1,916	1,931	1,892	1,902	1,910
Investment securities purchased	—	8,711	—	—	13,078
Investment securities purchased on a delayed delivery basis	—	—	—	—	674,968
Due to investment manager	—	—	1,680	—	—
Other accrued expenses	30,531	29,066	39,764	37,164	42,284
Total Liabilities	34,474	40,727	48,291	42,409	734,500
Net Assets	$3,088,362	$1,530,384	$7,333,918	$8,221,229	$5,353,680
Net Assets Consist of:
Paid-in capital	$3,052,372	$1,369,498	$7,207,749	$7,689,643	$5,018,858
Undistributed (accumulated) net investment income (loss)	(1,191)	10,716	(17,785)	24,417	13,646
Undistributed (accumulated) net realized gain (loss) on investments	15,392	(34,053)	(651,554)	2,646	24,884
Net unrealized appreciation on investments	21,789	184,223	795,508	504,523	296,292
Net Assets	$3,088,362	$1,530,384	$7,333,918	$8,221,229	$5,353,680
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	100,022	50,010	250,010	150,010	100,010
Net asset value, per share	$30.88	$30.60	$29.33	$54.80	$53.53

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Statements of Operations

For the Year Ended October 31, 2012

	Columbia Concentrated Large Cap Value Strategy Fund	Columbia Growth Equity Strategy Fund	Columbia Large-Cap Growth Equity Strategy Fund	Columbia Intermediate Municipal Bond Strategy Fund	Columbia Core Bond Strategy Fund
Investment Income:
Dividend income*	$69,758	$19,609	$53,982	$—	$—
Interest income	—	—	—	198,360	140,630
Total Investment Income	69,758	19,609	53,982	198,360	140,630
Expenses:
Administration fees	75,790	77,894	77,897	81,317	98,016
Professional fees	25,132	18,499	34,185	31,132	31,474
Advisory fees	22,790	11,461	59,374	32,225	26,373
Insurance fees	14,560	14,972	17,239	15,241	15,175
Compliance fees	13,743	13,911	13,048	13,807	13,815
Exchange listing fees	13,500	13,498	13,497	7,500	7,500
Transfer agent fees	12,002	12,252	12,002	11,501	11,501
Shareholder reporting fees	3,368	3,303	6,990	16,956	13,086
Trustees fees	1,179	1,664	1,674	1,669	1,668
Pricing fees	—	—	—	17,567	17,566
Custody fees	—	2,515	3,134	1,257	8,823
Other	3,305	2,091	635	3,318	3,344
Total Expenses	185,369	172,060	239,675	233,490	248,341
Less expense waivers/reimbursements	(161,456)	(159,620)	(174,318)	(205,238)	(227,022)
Net Expenses	23,913	12,440	65,357	28,252	21,319
Net Investment Income (Loss)	45,845	7,169	(11,375)	170,108	119,311
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	17,998	(40,100)	(721,248)	5,235	45,281
Net realized gain on in-kind transactions	—	—	130,545	—	—
Total realized gain (loss)	17,998	(40,100)	(590,703)	5,235	45,281
Change in net unrealized appreciation on investments	358,035	209,833	909,265	290,826	128,369
Net realized and unrealized gain on investments	376,033	169,733	318,562	296,061	173,650
Net increase in net assets resulting from operations	$421,878	$176,902	$307,187	$466,169	$292,961
* Net of foreign taxes withheld of:	—	263	1,150	—	—

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Statements of Changes in Net Assets

	Columbia Concentrated Large Cap Value Strategy Fund		Columbia Growth Equity Strategy Fund		Columbia Large-Cap Growth Equity Strategy Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$45,845	$34,434	$7,169	$(2,344)	$(11,375)	$(34,358)
Net realized gain (loss) on investments	17,998	347,866	(40,100)	983,555	(590,703)	1,252,485
Net change in unrealized appreciation (depreciation) on investments	358,035	(480,717)	209,833	(598,331)	909,265	(876,048)
Net increase (decrease) in net assets resulting from operations	421,878	(98,417)	176,902	382,880	307,187	342,079
Distributions to Shareholders from:
Net investment income	(39,691)	(28,000)	—	—	—	—
Net realized gain	(340,661)	(159,093)	(196,999)	—	(781,874)	—
Total distributions	(380,352)	(187,093)	(196,999)	—	(781,874)	—
Shareholder Transactions:
Proceeds from shares sold	—	27,498,889	—	—	1,452,518	3,197,720
Cost of shares redeemed	—	(25,836,233)	—	(3,266,274)	(2,858,720)	(3,211,753)
Net increase (decrease) in net assets resulting from shareholder transactions	—	1,662,656	—	(3,266,274)	(1,406,202)	(14,033)
Increase (decrease) in net assets	41,526	1,377,146	(20,097)	(2,883,394)	(1,880,889)	328,046
Net Assets:
Beginning of year	3,046,836	1,669,690	1,550,481	4,433,875	9,214,807	8,886,761
End of year	$3,088,362	$3,046,836	$1,530,384	$1,550,481	$7,333,918	$9,214,807
Including undistributed net investment income (loss) as follows:	$(1,191)	$(7,345)	$10,716	$(620)	$(17,785)	$(115)
Changes in Shares Outstanding:
Shares outstanding, beginning of year	100,022	50,022	50,010	150,010	300,010	300,010
Shares sold	—	800,000	—	—	50,000	100,000
Shares redeemed	—	(750,000)	—	(100,000)	(100,000)	(100,000)
Shares outstanding, end of year	100,022	100,022	50,010	50,010	250,010	300,010

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Statements of Changes in Net Assets (continued)

	Columbia Intermediate Municipal Bond Strategy Fund		Columbia Core Bond Strategy Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$170,108	$105,712	$119,311	$126,129
Net realized gain (loss) on investments	5,235	(1,533)	45,281	90,707
Net change in unrealized appreciation (depreciation) on investments	290,826	137,805	128,369	55,253
Net increase (decrease) in net assets resulting from operations	466,169	241,984	292,961	272,089
Distributions to Shareholders from:
Net investment income	(165,748)	(99,232)	(135,558)	(128,995)
Net realized gain	—	(17,053)	(92,623)	(19,157)
Total distributions	(165,748)	(116,285)	(228,181)	(148,152)
Shareholder Transactions:
Proceeds from shares sold	2,704,601	2,504,677	—	2,538,550
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	2,704,601	2,504,677	—	2,538,550
Increase (decrease) in net assets	3,005,022	2,630,376	64,780	2,662,487
Net Assets:
Beginning of year	5,216,207	2,585,831	5,288,900	2,626,413
End of year	$8,221,229	$5,216,207	$5,353,680	$5,288,900
Including undistributed net investment income (loss) as follows:	$24,417	$19,001	$13,646	$11,412
Changes in Shares Outstanding:
Shares outstanding, beginning of year	100,010	50,010	100,010	50,010
Shares sold	50,000	50,000	—	50,000
Shares redeemed	—	—	—	—
Shares outstanding, end of year	150,010	100,010	100,010	100,010

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Financial Highlights

Columbia Concentrated Large Cap Value Strategy Fund

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period May 1, 2009(1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$30.46	$33.38	$30.33	$25.00
Net investment income(2)	0.46	0.45	0.46	0.22
Net realized and unrealized gain on investments	3.76	0.37 (3)	4.26	5.11
Net increase in net assets resulting from operations	4.22	0.82	4.72	5.33
Less Distributions from:
Net investment income	(0.39)	(0.56)	(0.94)	—
Net realized gains	(3.41)	(3.18)	(0.73)	—
Total distribution to shareholders	(3.80)	(3.74)	(1.67)	—
Net asset value, end of period	$30.88	$30.46	$33.38	$30.33
Total Return at NAV(4)	15.50%	2.03%	15.99%	21.32%
Total Return at Market(4)	15.76%	1.86%	16.30%	21.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$3,088	$3,047	$1,670	$3,034
Ratios to average net assets of:
Expenses, net of expense waivers	0.81%	0.79%	0.79%	0.79	%(5)
Expenses, prior to expense waivers	6.26%	9.25%	8.43%	12.10	%(5)
Net investment income, net of waivers	1.55%	1.43%	1.44%	1.62	%(5)
Portfolio turnover rate(6)	12%	143%	16%	18	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Financial Highlights

Columbia Growth Equity Strategy Fund

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$31.00	$29.56	$25.12	$25.00
Net investment income (loss)(2)	0.14	(0.02)	(0.05)	—	(3)
Net realized and unrealized gain on investments	3.40	1.46	4.64	0.12
Net increase in net assets resulting from operations	3.54	1.44	4.59	0.12
Less Distributions from:
Net investment income	—	—	(0.06)	—
Net realized gains	(3.94)	—	(0.09)	—
Total distribution to shareholders	(3.94)	—	(0.15)	—
Net asset value, end of period	$30.60	$31.00	$29.56	$25.12
Total Return at NAV(4)	13.31%	4.87%	18.29%	0.48%
Total Return at Market(4)	5.10%	3.25%	18.24%	0.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$1,530	$1,550	$4,434	$2,513
Ratios to average net assets of:
Expenses, net of expense waivers	0.84%	0.89%	0.89%	0.89	%(5)
Expenses, prior to expense waivers	11.56%	6.95%	4.52%	17.21	%(5)
Net investment income (loss), net of waivers	0.48%	(0.07)%	(0.18)%	(0.10	)%(5)
Portfolio turnover rate(6)	112%	110%	45%	11	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Rounds to less than $0.01 per share.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Financial Highlights

Columbia Large-Cap Growth Equity Strategy Fund

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period October 2, 2009(1) Through October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$30.71	$29.62	$25.09	$25.00
Net investment income (loss)(2)	(0.04)	(0.11)	(0.06)	—	(3)
Net realized and unrealized gain on investments	1.27	1.20	4.73	0.09
Net increase in net assets resulting from operations	1.23	1.09	4.67	0.09
Less Distributions from:
Net investment income	—	—	(0.04)	—
Net realized gains	(2.61)	—	(0.10)	—
Total distribution to shareholders	(2.61)	—	(0.14)	—
Net asset value, end of period	$29.33	$30.71	$29.62	$25.09
Total Return at NAV(4)	4.77%	3.68%	18.64%	0.36%
Total Return at Market(4)	(3.51)%	3.82%	18.31%	0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$7,334	$9,215	$8,887	$2,509
Ratios to average net assets of:
Expenses, net of expense waivers	0.85%	0.89%	0.89%	0.89	%(5)
Expenses, prior to expense waivers	3.11%	3.61%	3.57%	17.36	%(5)
Net investment loss, net of waivers	(0.15)%	(0.34)%	(0.22)%	(0.08	)%(5)
Portfolio turnover rate(6)	58%	127%	51%	6	%(7)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Rounds to less than $0.01 per share.

(4)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(5)  Annualized.

(6)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(7)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Financial Highlights

Columbia Intermediate Municipal Bond Strategy Fund

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period January 29, 2010(1) Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$52.16	$51.71	$50.00
Net investment income(2)	1.36	1.38	1.09
Net realized and unrealized gain on investments	2.65	0.76	1.66
Net increase in net assets resulting from operations	4.01	2.14	2.75
Less Distributions from:
Net investment income	(1.37)	(1.35)	(1.04)
Net realized gains	—	(0.34)	—
Total distribution to shareholders	(1.37)	(1.69)	(1.04)
Net asset value, end of period	$54.80	$52.16	$51.71
Total Return at NAV(3)	7.77%	4.29%	5.56%
Total Return at Market(3)	7.97%	4.43%	5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$8,221	$5,216	$2,586
Ratios to average net assets of:
Expenses, net of expense waivers	0.42%	0.35%	0.35	%(4)
Expenses, prior to expense waivers	3.48%	5.53%	5.59	%(4)
Net investment income, net of waivers	2.53%	2.69%	2.84	%(4)
Portfolio turnover rate(5)	5%	6%	92	%(6)

(1)  Commencement of operations.

(2)  Based on average shares outstanding.

(3)  Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(4)  Annualized.

(5)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(6)  Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Financial Highlights

Columbia Core Bond Strategy Fund

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period January 29, 2010(1) Through October 31, 2010
Per Share Operating Performance:
Net asset value, beginning of period	$52.88	$52.52	$50.00
Net investment income(2)	1.19	1.65	1.39
Net realized and unrealized gain on investments	1.74	0.92	2.37
Net increase in net assets resulting from operations	2.93	2.57	3.76
Less Distributions from:
Net investment income	(1.35)	(1.83)	(1.24)
Net realized gains	(0.93)	(0.38)	—
Total distribution to shareholders	(2.28)	(2.21)	(1.24)
Net asset value, end of period	$53.53	$52.88	$52.52
Total Return at NAV(3)	5.73%	5.12%	7.62%
Total Return at Market(3)	5.73%	8.16%	6.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$5,354	$5,289	$2,626
Ratios to average net assets of:
Expenses, net of expense waivers	0.40%	0.35%	0.35	%(4)
Expenses, prior to expense waivers	4.71%	5.77%	6.35	%(4)
Net investment income, net of waivers	2.26%	3.19%	3.60	%(4)
Portfolio turnover rate(5)	176%	116%	123	%(6)

(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Total return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

(4) Annualized.

(5) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares.

(6) Not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia ETF Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds):

Columbia Concentrated Large Cap Value Strategy Fund
Columbia Growth Equity Strategy Fund
Columbia Large-Cap Growth Equity Strategy Fund
Columbia Intermediate Municipal Bond Strategy Fund
Columbia Core Bond Strategy Fund

Each Fund currently operates as a diversified fund with the exception of Columbia Large-Cap Growth Equity Strategy Fund, which is a non-diversified fund.

Fund Shares

Each Fund issues and redeems shares on a continuous basis at the Net Asset Value (NAV) only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Funds are issued and redeemed in-kind for investment securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

The Funds may impose a Creation Transaction Fee on purchases of Creation Units. The Creation Transaction Fee, which is paid to the affected fund, is designed to protect existing shareholders of that fund from the costs associated with issuing Creation Units. Each Fund charges a fixed transaction fee for each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee of up to 2.00% of each Creation Unit purchased or redeemed is applicable for Columbia Intermediate Municipal Bond Strategy Fund and Columbia Core Bond Strategy Fund. Each Fund may also impose a Redemption Transaction Fee on the redemption of Creation Units. The Redemption Transaction Fee, which is charged at the same rate as the Creation Transaction Fee, is paid to the affected fund and is designed to protect existing shareholders of that fund from the costs associated with redeeming Creation Units.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Columbia Core Bond Strategy Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly for Columbia Intermediate Municipal Bond Strategy Fund and Columbia Core Bond Strategy Fund. Distributions from net investment income are declared and paid annually for each of the remaining Funds. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (Columbia or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of each Fund's average

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

daily net assets that declines as each Fund's average daily net assets increase:

	Fee Range
Columbia Concentrated Large Cap Value Strategy Fund	0.77	% - 0.58%
Columbia Growth Equity Strategy Fund	0.77	% - 0.58%
Columbia Large-Cap Growth Equity Strategy Fund	0.77	% - 0.58%
Columbia Intermediate Municipal Bond Strategy Fund	0.48	% - 0.29%
Columbia Core Bond Strategy Fund	0.50	% - 0.34%

The effective investment management fee rate, as a percentage of each Fund's average daily net assets, for the year ended October 31, 2012, was as follows:

Effective Fee Rate
Columbia Concentrated Large Cap Value Strategy Fund	0.77%
Columbia Growth Equity Strategy Fund	0.77%
Columbia Large-Cap Growth Equity Strategy Fund	0.77%
Columbia Intermediate Municipal Bond Strategy Fund	0.48%
Columbia Core Bond Strategy Fund	0.50%

Other Expenses

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were as follows:

Columbia Concentrated Large Cap Value Strategy Fund	$232
Columbia Growth Equity Strategy Fund	231
Columbia Large-Cap Growth Equity Strategy Fund	234
Columbia Intermediate Municipal Bond Strategy Fund	234
Columbia Core Bond Strategy Fund	233

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statements of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Funds, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

Administration and Other Service Providers

The Bank of New York Mellon Corp. serves as the administrator, fund accountant, transfer agent and custodian for each Fund.

Distribution and Service Fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (the Service Providers) at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board, however, and there are no current plans to impose these fees.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 21, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of the respective Fund's average daily net assets:

Expense Caps
Columbia Concentrated Large Cap Value Strategy Fund	0.83%
Columbia Growth Equity Strategy Fund	0.77%
Columbia Large-Cap Growth Equity Strategy Fund	0.79%
Columbia Intermediate Municipal Bond Strategy Fund	0.48%
Columbia Core Bond Strategy Fund	0.47%

Prior to May 21, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Funds' custodian, did not exceed

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

the following annual rates as a percentage of the respective Fund's average daily net assets:

Expense Caps
Columbia Concentrated Large Cap Value Strategy Fund	0.79%
Columbia Growth Equity Strategy Fund	0.89%
Columbia Large-Cap Growth Equity Strategy Fund	0.89%
Columbia Intermediate Municipal Bond Strategy Fund	0.35%
Columbia Core Bond Strategy Fund	0.35%

Under the agreements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 20, 2012, Columbia was entitled to recover from the Funds any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery did not cause the affected fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 20, 2012, Columbia has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatments for redemptions in-kind, redemption based payments treated as eligible for the dividends paid deduction, investments in partnerships and market discount/premium. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statements of Assets and Liabilities. Temporary

differences do not require reclassifications. In the Statements of Assets and Liabilities the following reclassifications were made:

	Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Concentrated Large Cap Value Strategy Fund	$—	$—	$—
Columbia Growth Equity Strategy Fund	4,167	12,553	(16,720)
Columbia Large-Cap Growth Equity Strategy Fund	(6,295)	(34,858)	41,153
Columbia Intermediate Municipal Bond Strategy Fund	1,056	(1,056)	—
Columbia Core Bond Strategy Fund	18,481	(18,481)	—

The tax character of distributions paid during the years indicated was as follows:

	Year ended October 31, 2012				Year ended October 31, 2011
	Ordinary Income	Tax- Exempt Income	Long Term Capital Gains	Tax Return of Capital	Ordinary Income	Tax- Exempt Income	Long Term Capital Gains	Tax Return of Capital
Columbia Concentrated Large Cap Value Strategy Fund $259,539		$—	$120,813	$ —	$171,803	$—	$15,290	$ —
Columbia Growth Equity Strategy Fund	66,238	—	130,761	—	—	—	—	—
Columbia Large-Cap Growth Equity Strategy Fund	343,839	—	438,035	—	—	—	—	—
Columbia Intermediate Municipal Bond Strategy Fund	—	165,748	—	—	20,368	95,917	—	—
Columbia Core Bond Strategy Fund	200,805	—	27,376	—	148,152	—	—	—

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income		Undistributed Accumulated Long-Term Gain	Accumulated Realized Loss	Unrealized Appreciation (Depreciation)
Columbia Concentrated Large Cap Value Strategy Fund	$30,251		$17,649	$—	$19,532
Columbia Growth Equity Strategy Fund	12,495		—	(25,566)	175,736
Columbia Large-Cap Growth Equity Strategy Fund	—		—	(613,826)	757,780
Columbia Intermediate Municipal Bond Strategy Fund	27,398	*	1,418	—	504,523
Columbia Core Bond Strategy Fund	44,846		—	—	291,735

* Includes undistributed tax-exempt income of $25,220.

At October 31, 2012, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation (Depreciation)
Columbia Concentrated Large Cap Value Strategy Fund	$3,081,500	$287,080	$(267,548)	$19,532
Columbia Growth Equity Strategy Fund	1,375,574	202,836	(27,100)	175,736
Columbia Large-Cap Growth Equity Strategy Fund	6,584,054	890,084	(132,304)	757,780
Columbia Intermediate Municipal Bond Strategy Fund	7,622,020	504,523	—	504,523
Columbia Core Bond Strategy Fund	5,715,864	294,672	(2,937)	291,735

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2017	2018	2019	Unlimited Short-Term	Unlimited Long-Term	Total
Columbia Concentrated Large Cap Value Strategy Fund	$—	$—	$—	$—	$—	$—
Columbia Growth Equity Strategy Fund	—	—	—	25,566	—	25,566
Columbia Large-Cap Growth Equity Strategy Fund	—	—	—	504,624	109,202	613,826
Columbia Intermediate Municipal Bond Strategy Fund	—	—	—	—	—	—
Columbia Core Bond Strategy Fund	—	—	—	—	—	—

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended October 31, 2012, the amount of capital loss carryforward utilized and expired unused were as follows:

	Utilized	Expired
Columbia Concentrated Large Cap Value Strategy Fund	$—	$—
Columbia Growth Equity Strategy Fund	—	—
Columbia Large-Cap Growth Equity Strategy Fund	—	—
Columbia Intermediate Municipal Bond Strategy Fund	1,533	—
Columbia Core Bond Strategy Fund	—	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2012, the Funds will elect to treat the following late year ordinary losses and post-October capital losses as arising on November 1, 2012:

	Late year Ordinary Losses	Post-October Capital Losses
Columbia Concentrated Large Cap Value Strategy Fund	$—		$—
Columbia Growth Equity Strategy Fund	—	—
Columbia Large-Cap Growth Equity Strategy Fund	16,043	—
Columbia Intermediate Municipal Bond Strategy Fund	—	—
Columbia Core Bond Strategy Fund	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended October 31, 2012, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Concentrated Large Cap Value Strategy Fund $	—	$—	$349,832	$688,140
Columbia Growth Equity Strategy Fund	—	—	1,649,212	1,845,398
Columbia Large-Cap Growth Equity Strategy Fund	—	—	4,420,734	5,472,376
Columbia Intermediate Municipal Bond Strategy Fund	—	—	2,920,195	313,725
Columbia Core Bond Strategy Fund	8,316,110	8,815,327	939,372	562,962

Note 6. In-Kind Transactions

The Funds may accept in-kind contributions. Such contributions are accounted for at the fair market value of the in-kind securities contributed on the date of the contribution. For the year ended October 31, 2012, the cost basis in securities contributed in-kind was as follows:

Cost
Columbia Concentrated Large Cap Value Strategy Fund $	—
Columbia Growth Equity Strategy Fund	—
Columbia Large-Cap Growth Equity Strategy Fund	1,452,016
Columbia Intermediate Municipal Bond Strategy Fund	—
Columbia Core Bond Strategy Fund	—

Sales of securities for the Funds include the value of securities delivered through in-kind redemptions of certain fund shares. Any realized gain on securities delivered through an in-kind redemption of fund shares is not taxable to the fund. For the year ended October 31, 2012, the value of securities and realized gain (loss) on securities delivered through in-kind redemptions of fund shares were as follows:

	Cost	Realized Gain (Loss)
Columbia Concentrated Large Cap Value Strategy Fund	$—	$—
Columbia Growth Equity Strategy Fund	—	—
Columbia Large-Cap Growth Equity Strategy Fund	2,823,562	130,545
Columbia Intermediate Municipal Bond Strategy Fund	—	—
Columbia Core Bond Strategy Fund	—	—

Note 7. Significant Risks

Non-Diversification Risk

Columbia Large-Cap Growth Equity Strategy Fund is non-diversified. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

High Yield Securities Risk

Columbia Core Bond Strategy Fund may invest in high-yield fixed income securities, which may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Intermediate Municipal Bond Strategy Fund and Columbia Core Bond Strategy Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the

Annual Report 2012

Columbia ETF Trust

Notes to Financial Statements (continued)

October 31, 2012

entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Intermediate Municipal Bond Strategy Fund and Columbia Core Bond Strategy Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds.

Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia ETF Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of portfolios comprising Columbia ETF Trust (the "Funds") at October 31, 2012, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of October 31, 2010 and prior periods were audited by other auditors whose report dated December 30, 2010 expressed an unqualified opinion with an emphasis of matter paragraph which raised doubts about the ability of the Funds to continue as a going concern if the Funds' former investment manager was unable to consummate a transaction to sell its ownership interests or recapitalize.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2012

Annual Report 2012

Columbia ETF Trust

Federal Income Tax Information

(Unaudited)

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution qualifying for the corporate dividend received deduction ("DRD"), and the individual qualified dividend rate ("QDI") is presented below.

Fund	DRD	QDI
Columbia Concentrated Large Cap Value Strategy Fund	25.65%	25.65%
Columbia Growth Equity Strategy Fund	21.58%	20.28%
Columbia Large-Cap Growth Equity Strategy Fund	16.39%	15.33%
Columbia Intermediate Municipal Bond Strategy Fund	—	—
Columbia Core Bond Strategy Fund	—	—

The Funds report the following as capital gain dividends with respect to the fiscal year ended October 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Columbia Concentrated Large Cap Value Strategy Fund	$120,813
Columbia Growth Equity Strategy Fund	130,761
Columbia Large-Cap Growth Equity Strategy Fund	438,035
Columbia Intermediate Municipal Bond Strategy Fund	—
Columbia Core Bond Strategy Fund	27,376

The Funds report the following for income distributions:

Fund
Columbia Concentrated Large Cap Value Strategy Fund	$259,539
Columbia Growth Equity Strategy Fund	66,238
Columbia Large-Cap Growth Equity Strategy Fund	343,839
Columbia Intermediate Municipal Bond Strategy Fund	—
Columbia Core Bond Strategy Fund	200,805

Annual Report 2012

Columbia ETF Trust

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Board Members

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1954	Board member since 5/11	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Pamela G. Carlton 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1954	Board member since 5/11	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	152	None
Patricia M. Flynn 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1950	Board member since 5/11	Trustee Professor of Economics and Management, Bentley University; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	152	None
Stephen R. Lewis, Jr. 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1939	Chair of the Board since 5/11	President Emeritus and Professor of Economics, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1952	Board member since 5/11	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1941	Board member since 5/11	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services) since November 2007

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Born: 1944	Board member since 5/11	Chief Executive Officer and Director, RiboNovix, Inc., 2003 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012

Columbia ETF Trust

Trustees and Officers

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Born: 1946	Board member and Senior Vice President since 5/11

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2012-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

			204	None

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born: 1964	President and Principal Executive Officer since 5/11

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born: 1965	Vice President since 5/11	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2012

Columbia ETF Trust

Trustees and Officers

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born: 1969	Treasurer and Chief Financial Officer since 5/11

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born: 1959	Senior Vice President and Chief Legal Officer since 5/11

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 Born: 1958	Senior Vice President since 5/11

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born: 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born: 1957	Vice President since 5/11

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born: 1970	Vice President and Secretary since 5/11	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Born: 1956	Vice President and Assistant Treasurer since 5/11

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born: 1968	Vice President and Chief Accounting Officer since 5/11	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born: 1968	Vice President since and Assistant Secretary since 5/11

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born: 1968	Vice President and Assistant Secretary since 5/11	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012

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Annual Report 2012

Columbia ETF Trust

Important Information About This Report

Proxy Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge upon request, by calling (800) 774-3768. This information is also available on the Securities and Exchange Commission's ("SEC") website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

Annual Report 2012

Columbia ETF Trust

225 Franklin Street
Boston, MA 02110

columbiamanagementetf.com

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about the ETFs, visit columbiamanagementetf.com. Read the prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-2001 C (12/12)

Item 2. Code of Ethics.

a). The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b). During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

c). During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has determined that its Audit Committee has three audit committee financial experts, as that term is defined under Items 3(b) and 3(c), serving on its audit committee. That Audit Committee members, Kathleen Blatz, Pamela G. Carlton, and Alison Taunton-Rigby, are independent Trustees, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a)-(d) are for the five funds of the Registrant that had a fiscal year ending October 31, 2012 and whose financial statements are reported in Item 1.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2012: $53,000
2011: $52,400

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2012: $2,000
2011: $15,000

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2012: $15,820
2011: $43,747

d).  All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2012: $0
2011: $0

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2012 and October 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the accountant for services rendered to the Registrant, the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the last two fiscal years are as follows:

2012: $0
2011: $0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Kathleen Blatz, Pamela G. Carlton, and Alison Taunton-Rigby are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODEETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Columbia ETF Trust

By:	/s/ J. Kevin Connaughton

J. Kevin Connaughton, President and Principal Executive Officer

Date: December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: Columbia ETF Trust

By:	/s/ J. Kevin Connaughton

J. Kevin Connaughton, President and Principal Executive Officer

Date: December 21, 2012

By:	/s/ Michael G. Clarke

Michael G. Clarke, Treasurer and Chief Financial Officer

Date: December 21, 2012